EXHIBIT 21.2
SPECIAL PURPOSE ENTITIES LIST AS OF DECEMBER 31, 2014

Annapolis Maryland Hotel Limited Partnership
Ashford Alpharetta Limited Partnership
Ashford Anchorage LP
Ashford Atlanta Buckhead LP
Ashford Atlantic Beach LP
Ashford Austin LP
Ashford Basking Ridge LP
Ashford Bloomington LP
Ashford Bridgewater Hotel Partnership, LP
Ashford Bucks County LLC
Ashford Buena Vista LP
Ashford Buford I LP
Ashford Buford II LP
Ashford BWI Airport LP
Ashford Centerville Limited Partnership
Ashford Charlotte Limited Partnership
Ashford CM Partners LP
Ashford Coral Gables LP
Ashford Crystal City Partners LP
Ashford Crystal City Limited Partnership
Ashford Crystal Gateway LP
Ashford Dallas LP
Ashford Dulles LP
Ashford Durham I LLC
Ashford Durham II LLC
Ashford Edison LP
Ashford Evansville I LP
Ashford Evansville III LP
Ashford Falls Church Limited Partnership
Ashford Flagstaff LP
Ashford Irvine Spectrum Foothill Ranch Limited Partnership
Ashford Ft. Lauderdale Weston I LLC
Ashford Ft. Lauderdale Weston II LLC

Ashford Ft. Lauderdale Weston III LLC
Ashford Gaithersburg Limited Partnership
Ashford Gateway TRS Corporation
Ashford Hawthorne LP
Ashford Jacksonville I LP
Ashford Jacksonville II LP
Ashford LLB SHS Management, LP
Ashford Jacksonville IV LP
Ashford Kennesaw I LP
Ashford Kennesaw II LP
Ashford LLB C-Hotel Management, LP
Ashford LLB F-Inn Management, LP
Ashford Las Vegas LP
Ashford Lawrenceville LP
Ashford Lee Vista Partners LP
Ashford Louisville LP
Ashford LV Hughes Center LP
Ashford Manhattan Beach LP
Ashford Market Center LP
Ashford Minneapolis Airport LP
Ashford Mira Mesa San Diego Limited Partnership
Ashford MV San Diego LP
Ashford Newark LP
Ashford Oakland LP
Ashford Orlando Sea World Limited Partnership
Ashford Overland Park Limited Partnership
Ashford Philly LP
Ashford Phoenix Airport LP
Ashford PH Partners LP
Ashford Plano-C LP
Ashford Plano-R LP
Ashford Plymouth Meeting LP
Ashford Raleigh Limited Partnership
Ashford Richmond LP
Ashford Ruby Palm Desert I Limited Partnership
Ashford Salt Lake Limited Partnership
Ashford San Jose LP

Ashford Santa Clara Partners LP
Ashford Santa Fe LP
Ashford Scottsdale LP
Ashford Syracuse LP
Ashford Terre Haute LP
Ashford Tipton Lakes LP
Ashford Walnut Creek LP
Bucks County Member LLC
CY Manchester Hotel Partners, LP
Key West Florida Hotel Limited Partnership
Minnetonka Minnesota Hotel Limited Partnership
New Beverly Hills Hotel Limited Partnership
New Clear Lake Hotel Limited Partnership
New Fort Tower I Hotel Limited Partnership
New Houston Hotel Limited Partnership
New Indianapolis Downtown Hotel Limited Partnership
Palm Beach Florida Hotel and Office Building Limited Partnership
St. Petersburg Florida Hotel Limited Partnership
Ashford Sapphire I GP LLC
Ashford Sapphire II GP LLC
Ashford Sapphire V GP LLC
Ashford Sapphire VI GP LLC
Ashford TRS CM LLC
Ashford TRS Crystal City LLC
Ashford TRS Jacksonville IV LLC
Ashford TRS Lee Vista LLC
Ashford TRS Lessee I LLC
Ashford TRS Lessee II LLC
Ashford TRS Lessee IV LLC
Ashford TRS Nickel LLC
Ashford TRS PH LLC
Ashford TRS Pool I LLC
Ashford TRS Pool II LLC
Ashford TRS Santa Clara LLC
Ashford TRS Sapphire I LLC
Ashford TRS Sapphire II LLC
Ashford TRS Sapphire V LLC

Ashford TRS Sapphire VI LLC
CY Manchester Tenant Corporation
Annapolis Hotel GP LLC
Ashford Anchorage GP LLC
Ashford CM GP LLC
Ashford Crystal City GP LLC
Ashford Crystal Gateway GP LLC
Ashford Jacksonville IV GP LLC
Ashford Lee Vista GP LLC
Ashford Minneapolis Airport GP LLC
Ashford MV San Diego GP LLC
Ashford Philly GP LLC
Ashford PH GP LLC
Ashford Pool I GP LLC
Ashford Pool II GP LLC
Ashford Santa Clara GP LLC
Ashford Senior General Partner I LLC
Ashford Senior General Partner II LLC
Ashford Senior General Partner III LLC
Ashford Senior General Partner IV LLC
Ashford Walnut Creek GP LLC
CY-CIH Manchester Parent LLC
Key West Hotel GP LLC
Minnetonka Hotel GP LLC
New Clear Lake GP LLC
New Houston GP LLC
New Indianapolis Downtown Hotel GP LLC
Palm Beach GP LLC
St. Petersburg GP LLC
Ashford Five Junior Mezz LLC
Ashford Five Senior Mezz LLC
Ashford TRS Five Junior I LLC
Ashford TRS Five Junior II LLC
Ashford TRS Five Junior III LLC
Ashford TRS Five Junior IV LLC
Ashford TRS Five Senior I LLC
Ashford TRS Five Senior II LLC

Ashford TRS Five Senior III LLC
Ashford TRS Five Senior IV LLC
Ashford TRS Nickel Senior Mezz LLC
Ashford TRS Nickel Junior Mezz LLC
Ashford Nickel Senior Mezz LLC
Ashford Nickel Junior Mezz LLC
Ashford Pool A Junior Holder LLC
Ashford Pool A Junior Mezz LLC
Ashford Pool A Senior Mezz LLC
Ashford Pool A GP LLC
Ashford TRS Pool A Junior Holder LLC
Ashford TRS Pool A Junior Mezz LLC
Ashford TRS Pool A Senior Mezz LLC
Ashford TRS Pool A LLC
Ashford Pool B Junior Holder LLC
Ashford Pool B Junior Mezz LLC
Ashford Pool B Senior Mezz LLC
Ashford Pool B GP LLC
Ashford TRS Pool B Junior Holder LLC
Ashford TRS Pool B Junior Mezz LLC
Ashford TRS Pool B Senior Mezz LLC
Ashford TRS Pool B LLC
Ashford Pool C1 Junior Holder LLC
Ashford Pool C1 Junior Mezz LLC
Ashford Pool C1 Senior Mezz LLC
Ashford Pool C1 GP LLC
Ashford TRS Pool C1 Junior Holder LLC
Ashford TRS Pool C1 Junior Mezz LLC
Ashford TRS Pool C1 Senior Mezz LLC
Ashford TRS Pool C1 LLC
Ashford Pool C2 Junior Holder LLC
Ashford Pool C2 Junior Mezz LLC
Ashford Pool C2 Senior Mezz LLC
Ashford Pool C2 GP LLC
Ashford TRS Pool C2 Junior Holder LLC
Ashford TRS Pool C2 Junior Mezz LLC
Ashford TRS Pool C2 Senior Mezz LLC

Ashford TRS Pool C2 LLC
Ashford Pool C3 Junior Holder LLC
Ashford Pool C3 Junior Mezz LLC
Ashford Pool C3 Senior Mezz LLC
Ashford Pool C3 GP LLC
Ashford TRS Pool C3 Junior Holder LLC
Ashford TRS Pool C3 Junior Mezz LLC
Ashford TRS Pool C3 Senior Mezz LLC
Ashford TRS Pool C3 LLC
RI-CIH Manchester Parent, LLC
RI Manchester Hotel Partners LP
RI Manchester Tenant Corporation
Ashford Ashton LP
Ashford Ashton GP LLC
Ashford TRS Ashton LLC
Ashford TRS Ashton Holder LLC
Ashford Fremont LP
Ashford Fremont GP LLC
Ashford Fremont Senior Mezz LLC
Ashford TRS Fremont LLC
Ashford TRS Fremont Senior Mezz LLC
Ashford Pool 1 GP LLC
Ashford TRS Pool 1 LLC